UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 19, 2014
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.07 Submission of Matters to a Vote of Security Holders	2
SIGNATURE	4

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Company held its 2014 annual general meeting of shareholders in London, England on May 19, 2014.
(b) There were 233,711,184 Class A ordinary shares ("shares") entitled to vote at the meeting based on the March 28, 2014 record date, of which 202,751,226 shares, or approximately 86.8%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the Company's proxy statement dated April 7, 2014, were voted on at the meeting:

(i) To re-elect Directors to serve until the 2015 Annual General Meeting of Shareholders:

a. J. Roderick Clark
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
174,638,248	293,682	514,813	27,304,483

b. Roxanne J. Decyk
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
174,507,988	425,267	513,488	27,304,483

c. Mary E. Francis CBE
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
174,575,193	359,429	512,121	27,304,483

d. C. Christopher Gaut
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
174,222,060	711,587	513,096	27,304,483

e. Gerald W. Haddock
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
172,806,572	1,696,150	944,021	27,304,483

f. Francis S. Kalman
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
173,321,325	1,604,864	520,554	27,304,483

g. Daniel W. Rabun
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
171,049,747	3,187,354	1,209,642	27,304,483

h. Keith O. Rattie
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
174,642,664	287,432	516,647	27,304,483

i. Paul E. Rowsey, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
172,886,519	2,042,001	518,223	27,304,483

(ii) To authorise the Board of Directors to allot shares:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
195,410,824	5,846,998	1,493,404	N/A

(iii) To ratify the Audit Committee's appointment of KPMG LLP as our U.S. independent registered public accounting firm for the year ended 31 December 2014:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
200,510,169	1,645,692	595,365	N/A

(iv) To re-appoint KPMG Audit Plc as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Annual General Meeting of Shareholders until the conclusion of the next annual general meeting of shareholders at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
200,455,678	1,682,598	612,950	N/A

(v) To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
200,424,140	1,639,373	687,713	N/A

(vi) To approve the Directors' Remuneration Policy:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
191,341,595	9,645,803	1,763,828	N/A

(vii) A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2013:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
178,750,006	22,218,303	1,782,917	N/A

(viii) A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
156,560,796	18,224,372	661,575	27,304,483

(ix) A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2013:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
200,379,328	520,854	1,851,044	N/A

(x) To approve a Capital Reorganisation:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
170,396,450	4,379,024	671,269	27,304,483

(xi) To approve the disapplication of pre-emption rights:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
173,081,387	1,623,092	742,264	27,304,483

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: May 23, 2014	/s/ ROBERT W. EDWARDS III Robert W. Edwards III Controller

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